BMT Multi-Cap Fund
BMTMX

PROSPECTUS

September 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission ("SEC"), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.bmt.com/mutual-fund), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-268-4701.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-268-4701 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

The SEC has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation in the contrary is a criminal offense.

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SUMMARY SECTION

BMT Multi-Cap Fund

Investment Objective
The BMT Multi-Cap Fund (the “Fund”) seeks to provide long-term capital appreciation combined with a moderate level of current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	0.34%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.00%
Plus: Fee Recoupment (2)	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (1)(2)	1.01%

(1)
The Total Annual Fund Operating Expenses After Fee Waiver does not correlate to the ratio of expenses to average net assets after expense reimbursement/waiver included in the Financial Highlights section of the Fund’s Statutory Prospectus. The difference is because the above table includes acquired fund fees and expenses (“AFFE").

(2)
BMT Investment Advisers (the “Adviser”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs and extraordinary and non-routine expenses) do not exceed 1.00% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of three years following the time at which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Expense Limitation Agreement is indefinite in term and cannot be terminated through at least September 30, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation agreement only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$319	$553	$1,226

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended May 31, 2019, the Fund’s portfolio turnover was 6.24%.

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Principal Investment Strategies of the Fund
Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of publicly traded companies. The equity securities in which the Fund will seek to invest in include common stocks, preferred stocks, convertible securities and securities of other investment companies. BMT Investment Advisers (the “Adviser”) will select investments for the Fund which it believes are currently undervalued in the market. Securities are selected based on individual security fundamental analysis, with a disciplined approach to security valuation. The Adviser generally expects to have meaningful representation across the capitalization spectrum, and will typically select securities with market capitalizations of $500 million or higher.

The Fund may invest up to 10% of its net assets in foreign securities, which include American Depositary Receipts (“ADRs”), U.S. dollar-denominated foreign securities purchased on a foreign exchange and securities of companies incorporated outside of the United States. The Fund may also invest up to 15% of its net assets in securities of other investment companies and up to 10% of its net assets in a wide range of fixed income securities of various maturities or durations. Fixed income securities in which the Fund may invest include investment grade debt securities and below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds”).

Principal Investment Risks
As with all mutual funds, there is a risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Set forth below are the principal investment risks that could affect the value of your investment:

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Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

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Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

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Equity Securities Risk. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment.

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Large Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

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Mid-Cap and Small-Cap Companies Risk. Investing in small and mid-cap companies may involve greater risk than is normally associated with investing in large-cap companies. Securities of small and mid-cap companies may be more volatile and less liquid than the securities of large-cap companies, and may have returns that vary substantially from the overall securities markets.

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Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed by the issuer. Preferred stock generally does not confer voting rights.

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Foreign Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

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•
ADR Risk. ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

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Investment Company Risk. The Fund bears all risks associated with the investment companies (including exchange-traded funds) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

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Fixed Income Securities Risk. The Fund’s investments in fixed income securities are subject to credit risk, interest rate risk, prepayment risk, duration risk, and liquidity risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities). Rate increases could have a swift and significant negative impact on the prices of fixed income securities. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity, causing the Fund to invest in fixed income securities with lower interest rates. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Liquidity risk is the risk that low trading volume, lack of a market maker, or legal restrictions will impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner when the Adviser believes it is otherwise desirable to do so, which may restrict the Fund’s ability to take advantage of other market opportunities.

Performance Information
The accompanying bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows the annual total return for the Fund for the 2018 calendar year.  The returns (i) assume reinvestment of all dividends and distributions and (ii) would be lower if the Fund's operating expenses had not been limited. Following the bar chart is the Fund’s highest and lowest quarterly returns during the periods shown in the bar chart.  Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information will be available by calling the Fund toll-free at 1-866-BMT-4701. The performance table that follows shows how the Fund’s average annual total returns over time compare with broad-based securities market indexes.

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Calendar Year Total Returns As of December 31:

Best Quarter	Worst Quarter
Q3 2018 7.08%	Q4 2018 -14.19%

Calendar Year-to-Date as of June 30, 2019
18.17%

The table below shows returns for the Fund over time compared to those of two broad-based securities market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor.

Average Annual Total Returns for the periods ended December 31, 2018
	One Year	Since Inception (8/15/2017)
Return Before Taxes	-4.52%	1.97%
Return After Taxes on Distributions	-4.69%	1.81%
Return After Taxes on Distributions and Sale of Fund Shares	-2.55%	1.50%
Russell 3000® Total Return Index(1)	-5.24%	2.78%
S&P 500 Total Return Index(1)	-4.38%	3.24%

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(1) During the period ended May 31, 2018, the Fund changed its benchmark from the S&P 500 Total Return Index to the Russell 3000® Total Return Index because the Adviser believes that the Russell 3000® Total Return Index is more representative of the investment approach used to manage the Fund.

Management
Investment Adviser: BMT Investment Advisers is the investment adviser of the Fund.

Portfolio Managers: Ernest Cecilia and Andrew Keefer are the portfolio managers primarily responsible for the day-to-day management of the Fund and have managed the Fund since its inception. The portfolio managers are supported by an experienced team of analysts whose primary responsibilities are to provide market research and risk analysis on the equity securities in the Fund, or equity securities that may be considered for the Fund. Ernest Cecilia will be retiring effective December 31, 2019. The Fund will continue to be managed by Andrew Keefer.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (BMT Multi-Cap Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-866-BMT-4701, or through a broker dealer or other financial intermediary and their agents (such as a bank or financial advisor, including affiliates of the Adviser) (collectively, “Financial Intermediaries”). You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a Financial Intermediary should contact the Financial Intermediary directly. The minimum initial amount of investment in the Fund is $5,000. Subsequent investments in the Fund may be made with a minimum investment amount of $500. The Fund may waive the initial or subsequent investment minimums at its discretion.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a Financial Intermediary, the Fund and/or its Adviser may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks to provide long-term capital appreciation combined with a moderate level of current income. The Fund’s investment objective is non-fundamental and therefore may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s investment objective.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of publicly traded companies. The equity securities in which the Fund invests in include common stocks, preferred stocks, convertible securities and securities of other investment companies. The Adviser will select investments for the Fund which it believes are currently undervalued in the market. Securities are selected based on individual security fundamental analysis, with a disciplined approach to security valuation. The Adviser generally expects to have meaningful representation across the capitalization spectrum, and will typically select securities with market capitalizations of $500 million or higher. The Fund’s investments in sectors with weights exceeding 10% of the Russell 3000® Index will generally be limited to +/- 50% of these larger weighted sectors. This limitation will not apply to sectors with weights below 10% of the Russell 3000® Index. Additionally, purchases of individual securities will be limited, at the time of purchase, to no more than 5% of the Fund’s net assets.

The Fund may invest up to 10% of its net assets in foreign securities which include ADRs, U.S. dollar-denominated foreign securities purchased on a foreign exchange and securities of companies incorporated outside of the United States. The Fund

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may also invest up to 15% of its net assets in securities of other investment companies and up to 10% of its net assets in a wide range of fixed income securities of various maturities or durations. Fixed income securities in which the Fund may invest include investment grade debt securities and below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds” or leveraged loans). Investment grade debt securities are those rated BBB- or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- or better by Fitch Ratings Service (“Fitch”), each of which are considered a nationally recognized statistical rating organization (“NRSRO”), or an equivalent rating by another NRSRO.

The Adviser will consider acquiring securities for the Fund that have good balance sheet metrics along with a history of revenue growth and prospects for continued growth. The Fund will seek to acquire securities with fair values near or below the fair value the Adviser has determined for those securities. The Fund will sell securities held by the Fund that the Adviser believes have excessive valuations or deteriorating fundamentals. The Fund may also sell securities in order to invest in more attractive investment opportunities.

Cash and Cash Equivalent Holdings
At the Adviser’s discretion, the Fund may invest in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of its assets in response to adverse market, economic or political conditions, and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Such investments may result in the Fund not achieving its investment objective.

Principal Risks
The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value (“NAV”) or total return were previously summarized and are discussed in more detail below. There can be no assurance that the Fund will achieve its investment objective.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Fund could underperform the market or other mutual funds with similar investment objectives.

Market Risk. The net asset value of the Fund and its investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Fund. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased. Continuing market volatility may have adverse effects on the Fund.

Equity Risk. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Large-Cap Company Risk. The Fund’s investments in larger, more established companies are subject to the risk that large- cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market valuations or pricing for their common stock.

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Mid-Cap and Small-Cap Companies Risk. The Fund may invest in mid-cap and small-cap companies that may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies. Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Adviser needs to sell a large quantity of a mid-cap or small-cap company stock it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

Preferred Stock Risk. A preferred stock has a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or deferred by the issuer. Preferred stock generally does not confer voting rights.

Foreign Securities and Emerging Markets Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in non-U.S. countries. There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies. Non-U.S. markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by non-U.S. issuers can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund may, but does not currently intend to, hedge its exposure to non-
U.S. currencies.

ADR Risk. ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Investment Company Risk. The Fund bears all risks associated with the investment companies in which it invests (including ETFs), including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the underlying fund.

Fixed Income Securities Risks. Fixed income securities are subject to the following risks:

Credit Risk. Issuers of fixed-income securities may default or be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back debt. The degree of credit risk for a particular security may be reflected it its credit

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rating. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

Interest Rate Risk. Fixed income securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.

Reinvestment Risk. If the Fund reinvests the proceeds of matured or sold securities at market interest rates that are below its portfolio earnings rate, its income will decline.

Prepayment Risk. Prepayment occurs when the issuer of a fixed income security repays principal prior to the security’s maturity. During periods of declining interest rates, issuers may increase pre-payments of principal causing the Fund to invest in fixed income securities with lower yields thus reducing income generation. Similarly, during periods of increasing interest rates, issuers may decrease pre-payments of principal extending the duration of fixed income securities potentially to maturity. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes. Also, if the Fund is unable to liquidate lower yielding securities to take advantage of a higher interest rate environment, its ability to generate income may be adversely affected. The potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility.

Duration Risk. The Fund does not have a set policy regarding the maturity or duration of any of its securities. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Investment Adviser
The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with the Adviser, whose primary location is 1436 Lancaster Avenue, Berwyn, Pennsylvania, 19312. Official notices should be sent to the Adviser at 801 Lancaster Ave, Bryn Mawr, PA 19010. Established in 2017, the Adviser is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) that provides investment advisory services to BMT Investment Funds. Under the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.

The Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. The Adviser also furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed to fulfill its obligations under the Advisory Agreement. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.65% of the Fund’s average daily net assets.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an Expense Limitation Agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees, and reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs and extraordinary and other non-routine expenses) do not exceed 1.00% of the Fund’s average daily net assets. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three years following the time at which such reimbursement or reduction was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred and at the time of the recoupment. The Expense Limitation Agreement is indefinite, but cannot be terminated through at least September 30, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.

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For the fiscal year ended May 31, 2019, the Fund paid the Adviser a management fee of 0.66% after application of the operating expenses limitation agreement and recoupment of previously waived management fees.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement is available in the Fund’s annual report to shareholders dated May 31, 2019.

The Fund’s Portfolio Managers

Ernest E. Cecilia, CFA, and Andrew G. Keefer, CFA, CFP are principally responsible for the management of the Fund. The portfolio managers are supported by an experienced team of analysts whose primary responsibilities are to provide market research and risk analysis on the equity securities in the Fund, or equity securities that may be considered for the Fund. Ernest Cecilia will be retiring effective December 31, 2019. After his retirement, the Fund will continue to be managed by Andrew Keefer, who will continue to be supported by an experienced team of analysts.

Ernest E. Cecilia, CFA
Senior Vice President & Chief Investment Officer
Ernest Cecilia is Chief Investment Officer at Bryn Mawr Trust. He has held that position since 2012. He is responsible for overseeing the Wealth Management Division’s investment-related activities and for leading Bryn Mawr Trust’s strategic decision-making as to market analysis and investment process. He has over 35 years of experience in the investment management industry and continues in the active management of high net worth and institutional relationships. He leads the Investment Research Group at Bryn Mawr Trust, co manages Bryn Mawr Trust’s proprietary equity strategies, and chairs the Bryn Mawr Trust Investment Policy Committee. Prior to joining Bryn Mawr Trust, Mr. Cecilia served as Chief Investment Officer for the Davidson Trust Company, which was acquired by Bryn Mawr Trust in 2012. Before joining Davidson in 1998, he was President and Chief Investment Officer of PNC Equity Advisors Company. Mr. Cecilia holds the Chartered Financial Analyst® designation. He received a B.S. in Economics from the University of Dayton and an MBA from Fordham University Graduate School of Business.

Andrew G. Keefer, CFA, CFP®
Senior Vice President, Senior Investment Advisor & Director of Equity Research
Andrew Keefer is a Senior Investment Advisor with Bryn Mawr Trust and leads the equity research team. He is also a member of Bryn Mawr Trust’s Investment Policy Committee. Before joining Bryn Mawr Trust in 2011, Mr. Keefer was employed by The Hershey Trust Company for 25 years. There, he served in a number of investment-related capacities, including as Chief Investment Officer of the Private Wealth Management Division. Mr. Keefer also had managed The Hershey Trust Company’s Fixed Income Common Fund at its inception and was later named manager of the firm’s Real Estate Investment Trust (REIT) Fund. Mr. Keefer holds the Chartered Financial Analyst® designation and is a Certified Financial Planner™ professional. He is a graduate of the Central Atlantic School of Trust at Bucknell University, and he has a B.S. in Business Administration from Elizabethtown College.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares
Shares of the Fund are sold at NAV per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests in good order. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares
= NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

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In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

Fair Value Pricing. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:
(a) investments which are infrequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

How to Buy Shares
The minimum initial amount of investment in the Fund is $5,000. Subsequent investments in the Fund may be made with a minimum investment amount of $500.The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.

Investment minimums may be higher or lower for investors purchasing shares through a Financial Intermediary. To the extent investments of individual investors are aggregated into an omnibus account established by a Financial Intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. For accounts sold through Financial Intermediaries, it is the responsibility of the Financial Intermediary to enforce compliance with investment minimums.

You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network initiated at an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1-866-BMT-4701. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”

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All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to automatically withdraw any amount of at least $100 that you wish to invest in the Fund, on a monthly or quarterly basis, from your personal checking or savings account. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. Existing investors that wish to enroll in the AIP should submit an Account Options form indicating that they would like to enroll in the AIP. The Account Options form may be obtained by calling the Transfer Agent at 1-866-BMT-4701. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-866-BMT-4701 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States. The Trust generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the BMT Multi-Cap Fund, to the Transfer Agent at the following address:

BMT Investment Funds
BMT Multi-Cap Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

BMT Investment Funds
BMT Multi-Cap Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

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Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Purchasing Shares by Telephone
Unless you declined telephone options on your account application and if your account has been open for 7 business days, you may purchase additional shares by calling the Fund toll-free at 1-866-BMT-4701. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

Purchasing Shares by Wire
If you are making your initial investment in the Fund, the Transfer Agent must have previously received a completed account application before you can send in your wire purchase. You can mail or deliver overnight your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: BMT Multi-Cap Fund Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-866-BMT- 4701. Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through Financial Intermediaries that have made arrangements with the Fund to sell their shares. When you place your order with such a Financial Intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. Financial Intermediaries may be authorized by the Fund’s principal underwriter to designate other Financial Intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund, a Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee accepts the order. The Financial Intermediary holds your shares in an omnibus account in the Financial Intermediary’s name, and the Financial Intermediary maintains your individual ownership records. The Adviser may pay the Financial Intermediary for maintaining these records as well as providing other shareholder services. The Financial Intermediary may charge you a fee for handling your order. The Financial Intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

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Purchases In-Kind
Shares of the Fund may be purchased “in kind,” subject to the approval of the Adviser and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies. For further information about this form of payment, contact the Fund at 1-866-BMT-4701. In an in-kind purchase, investors transfer securities to the Fund in exchange for Fund shares. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided to the Fund concerning certain tax matters relating to the securities. An investor transferring securities for shares may recognize a gain or loss, for federal income tax purposes, on an in-kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your Financial Intermediary.

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:

Regular Mail	Overnight Express Mail
BMT Investment Funds	BMT Investment Funds
BMT Multi-Cap Fund	BMT Multi-Cap Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Telephone
Unless you declined telephone options on your account application, you may redeem your shares, up to $100,000, by calling the Transfer Agent at 1-866-BMT-4701 before the close of trading on the NYSE (which is generally 4:00 p.m., Eastern Time). All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m.; Eastern time) will usually be processed on the next business day. Redemptions can be sent via mail to the address on record or can be sent through the ACH network using the bank instructions previously established for your account. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after the redemption request was received. Additionally, you may also request a wire redemption to your pre-established bank account. The minimum amount that may be wired is $1,000. Wires are subject to a fee; currently $15, and are deducted from your redemption proceeds for full or share-specific redemptions. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Funds are typically wired to your bank account on the next business day. Please note that telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. Shares held in IRA and other retirement accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

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You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-866-BMT- 4701 for instructions.

You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Systematic Withdrawal Program. The Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $10,000. This program may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the rate of growth of assets in your account, including any dividends credited to your account, the account will ultimately be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 1-866-BMT- 4701 for additional information regarding the SWP.

Payment of Redemption Proceeds
Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order. If you did not purchase your shares with a wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your payment for the purchase has cleared, whichever occurs first. All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will generally be processed on the next business day.  Under normal circumstances, the Fund expects to meet redemption requests through the sale of investments held in cash or cash equivalents.  In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Fund will typically borrow money through the Fund’s bank line-of-credit.  The Fund may also choose to sell portfolio assets for the purpose of meeting such requests.  The Fund further reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.

Redemption “In-Kind”
The Fund reserves the right to make a “redemption in-kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1.00% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash and would bear any market risk until the securities are converted into cash. For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (each a “Signature Validation Program”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	When ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and

•	For all redemptions in excess of $100,000 from any shareholder account where the proceeds are requested to be sent by check.

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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances. The Fund reserves the right to waive any signature requirement at its discretion.

Other Information about Redemptions
Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $5,000 as a result of redemptions. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption. A termination of your account by the Fund will result in the realization of a capital gain or loss determined by reference to the adjusted basis of the shares in the account terminated and the NAV of such shares on the date of the termination.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Inactive Accounts
Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Lost Shareholders
It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts, and to shareholders the Fund reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-866-BMT-4701 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund generally receives purchase and sale orders through Financial Intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in

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its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by Financial Intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund’s distributor, Quasar Distributors, LLC (the “Distributor”), on behalf of the Fund, has entered into written agreements with each of the Fund’s Financial Intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make additional distributions if it deems it desirable at any other time of the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Distributions will be taxable whether received in cash or in additional shares.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at 1-866-BMT-4701 at least five days in advance of the payment date for the distribution.

TAX CONSEQUENCES

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that the Fund’s distributions of investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long- term capital gains (currently at a maximum federal rate of 20% for individual shareholders) regardless of the length of time that a shareholder has owned Fund shares. Any distributions to you in excess of the Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.

The Fund was formed as a result of the owners of certain separately managed accounts, managed by an affiliate of the Adviser, transferring securities to the Fund in exchange for Fund shares in a tax-free transaction for federal income tax purposes. Because the transaction was tax-free for federal income tax purposes, the tax basis of the securities transferred to the Fund by the owners of the separately managed accounts was the same as the tax basis of such securities in the hands of the owners of the separately managed accounts. To the extent that such tax basis was less than the fair market value of the securities transferred,

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the Fund has unrealized built in gain with respect to those securities. A shareholder of the Fund will be taxed on the shareholder’s proportionate share of such gain if it is realized and recognized by the Fund. Whether such gain is short- term capital gain or long-term capital gain to the Fund depends on the Fund’s holding period of a security on the date that it is sold or exchanged.

Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in an economic sense, a partial return of capital to you.

A 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption depending on whether the sale, or redemption proceeds, including in-kind proceeds, are more or less than your adjusted basis in the sold or redeemed shares. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.

Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year. Distributions by the Fund and gains from the sale of Fund shares may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section assumes you are a U.S. shareholder and is also not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

DISTRIBUTION OF FUND SHARES

Distributor
Quasar Distributors, LLC, is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Fund (the “Distributor”). The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Payments to Financial Intermediaries
From time to time, the Fund, the Distributor, the Adviser or an affiliate may enter into arrangements with Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, shareholder servicing or other administrative services on behalf of their clients who are shareholders of the Fund. Pursuant to these arrangements, the Distributor, the Adviser or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund. In some circumstances, the Fund may directly pay the Financial Intermediary for performing sub- transfer agent and other administrative services to clients who hold shares of the Fund through an omnibus account in an amount that is intended to compensate the Financial Intermediary for its provision of services of the type that are provided by the Transfer Agent.

In addition, the Distributor, the Adviser or an affiliate may pay additional compensation to certain Financial Intermediaries. Under these arrangements, the Distributor, the Adviser or an affiliate may make payments from their own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund. For example, the Distributor, the Adviser or an affiliate may compensate

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Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support. The amount of these payments is determined from time to time by the Distributor, the Adviser or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors: gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties. The receipt of (or prospect of receiving) such compensation may provide the Financial Intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from a Financial Intermediary.

FINANCIAL HIGHLIGHTS

The financial highlights in the following table are intended to help you understand the Fund’s financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal periods indicated has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

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	Year Ended May 31, 2019	Period from August 15, 2017 (commencement of operations) through May 31, 2018*
Per Share Data:
Net asset value, beginning of period	$10.99	$10.00

Investment Operations:
Net investment income	0.09(a)	0.05(b)
Net realized and unrealized gain on investments	0.22	0.96
Total from investment operations	0.31	1.01

Less Distributions:
From net investment income	(0.08)	(0.02)

Total distributions	(0.08)	(0.02)

Net asset value, end of period	$11.22	$10.99

Total return	2.84%	10.09%

Supplemental Data and Ratios:
Net assets, end of period ($000's)	$191,887	$167,136

Ratio of Expenses to Average Net Assets:
Before fee waiver or recovery	0.99%	1.23%
After fee waiver or recovery	1.00%	1.00%

Ratio of Net Investment Income to Average Net Assets:
Before fee waiver or recovery	0.81%	0.41%
After fee waiver or recovery	0.80%	0.64%

Portfolio turnover rate	6.24%	8.29%
* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.

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Investment Adviser
BMT Investment Advisers
801 Lancaster Avenue
Bryn Mawr, PA 19010

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a Financial Intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your Financial Intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-866-BMT-4701 or by writing to:

BMT Investment Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

The SAI is and the annual and semi-annual reports are also available, free of charge, on the Fund’s website at http://www.bmt.com/mutual-fund.

You may review and copy information including the Shareholder Reports and SAI:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-23234.)

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BMT Multi-Cap Fund
BMTMX

Statement of Additional Information

September 28, 2019

This Statement of Additional Information (“SAI”) provides general information about the BMT Multi-Cap Fund, (the “Fund”), is a series of BMT Investment Funds (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus, dated September 28, 2019 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus, free of charge, please write or call the Fund at the address or toll-free telephone number below.

BMT Multi-Cap Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-866-BMT-4701

BMT Multi-Cap Fund
Series of BMT Investment Funds (the “Trust”)

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The Trust
The Trust is a Delaware statutory trust organized on February 9, 2017, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. The BMT Multi-Cap Fund (the “Fund”), is a series, or mutual fund, of the Trust. The Fund has one class of shares. The Fund is a diversified series and has its own investment objective and investment policies. The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee, or may be accessed free of charge at the SEC’s website at www.sec.gov. As permitted by Delaware law, the Trust’s Board of Trustees (the “Board”) may create additional classes of the Fund and may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders. The Fund commenced operations on August 15, 2017.

All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.

Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series or class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.

The Trust does not normally hold annual meetings of shareholders. Meetings of shareholders may be called at any time by the Board, by the chairperson of the Board or by the president of the Trust for the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the Shareholders for the purpose of electing Trustees may also be called by the chairperson of the Board, or shall be called by the president or any vice president of the Trust upon written request of shareholders holding, in the aggregate, not less than 10% of the shares. Shareholders requesting such meeting shall pay the Trust the reasonably estimated cost of preparing and mailing the notice of the meeting. No meeting shall be called upon the request of shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of shareholders held during the preceding twelve months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.

Interests in the Fund are represented by shares of beneficial interest, each with no par value per share. Each share of the Fund is entitled to such dividends and distributions out of the assets belonging to the Fund, as may be declared by the Board.

The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

All consideration received by the Trust for the issue or sale of the Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

Investment Policies, Strategies and Associated Risks
The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment limitations listed below (see “Fundamental and Non- Fundamental Investment Limitations”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so.

Investment Objective
The investment objective of the Fund is set forth under the “Summary Section” in the Fund’s Prospectus.

Diversification
The Fund is diversified. A diversified fund is a fund that satisfies the definition of a “diversified company” set forth in the 1940 Act. A “diversified company” means that as to 75% of the Fund’s total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer.

Since the Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), the Fund will limit its investment, excluding cash, cash items (including receivables), U.S. government securities and securities of other RIC, so that at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of the Fund’s total assets will be invested in the securities of a single issuer nor represent more than 10% of the issuer’s outstanding voting securities.

Percentage Limitations
The Fund’s compliance with its investment policies and limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing or illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Market Volatility
U.S. and international markets have from time to time experienced significant volatility. During certain volatile periods, the fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Continued volatility may have adverse effects on the Fund, and the risks discussed below and in the Prospectus may increase.

Equity Securities
An equity security represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk affects the Fund’s net asset value per share (“NAV”), which will fluctuate as the value of the securities it holds changes. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. Types of equity securities in which the Fund may invest include primarily preferred equity, convertible securities, common stocks, warrants, rights and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies.

Common Stock. Common stock represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock and other senior securities. Holders of common stock generally have voting rights, but the Fund does not expect to have voting control in any of the companies in which they invest. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, creditors of that company and the holders of preferred stock and other senior securities will be paid in full before any payments are made to common stockholders, including the Fund. It is possible that all assets of that company will be exhausted before any payments are made to the holders of common stock.

Real Estate Securities
The real estate securities in which the Fund may invest consist of securities issued by real estate investment trusts (“REITs”) and/or real estate operating companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Code may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate income tax. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, investors will also indirectly bear similar expenses of the REITs in which the Fund invests. A REOC is typically structured as a “C” corporation under the Code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

Preferred Equity
Preferred equity represents an ownership interest in a company, often pays dividends at a specific rate and has a preference over common stocks in dividend payments and liquidation of assets. A preferred equity is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock its participation in the issuer’s growth may be limited. Although the dividend or distribution is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. In addition, preferred equity usually does not have voting rights.

Warrants and Rights
The Fund may purchase, or receive as a distribution from other investments, warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The principal difference between warrants and rights is their term-rights typically expire within weeks while warrants have longer durations. Neither rights nor warrants have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Initial Public Offerings
The Fund may invest in securities offered by companies in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid that those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Master Limited Partnerships
The Fund may purchase equity interests in, or debt securities issued by master limited partnerships (“MLPs”) or limited partnerships (“LPs”). An MLP is a business enterprise structured as a publicly-traded state law limited partnership, limited liability corporation, or state law trust. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management. MLP debt securities may be issued by an MLP directly or by an operating subsidiary of the MLP. An LP is similar, except that its equity is not traded publicly. The MLP structure is common in the U.S. midstream energy industry, which focuses on energy infrastructure (e.g., oil and gas pipelines and storage).

Like with other equity securities, equity interest in MLPs and LPs can be affected by fundamentals unique to the partnership or company, including earnings and coverage ratios. In addition, in certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP's creditors would continue even after a Fund had sold its investment in the partnership. The risks associated with MLPs and LPs are very similar to those associated with other types of corporate debt, including credit risk, interest rate risk, and liquidity risk, as well as any risks associated with the business operations of the issuer.

Fixed Income Securities
The Fund may invest in a wide range of fixed income securities of various maturities or durations, which may include investment grade debt securities and below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds” or leveraged loans). Investment grade debt securities are those rated BBB- or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- or better by Fitch Ratings Service (“Fitch”), each of which are considered a nationally recognized statistical rating organization (“NRSRO”), or an equivalent rating by another NRSRO.

Ratings of Debt Obligations. Moody’s, S&P and other NRSROs are private organizations that provide ratings of the credit quality of debt obligations. The Fund may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. Credit rating agencies receive fees from rated issuers in connection with the issuance of ratings.

Below Investment Grade Debt Securities. Below investment grade debt securities generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior or secured) debt securities have a higher priority than lower ranking (subordinated or unsecured) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior or secured securities may receive amounts otherwise payable to the holders of more junior or unsecured securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime base rate. The base rate usually is a benchmark that “floats” or changes to reflect current interest rates, such as (i)     the prime rate offered by one or more major U.S. banks, or (ii) the London Inter-Bank Offered Rate (“LIBOR”). The applicable benchmark is defined by the terms of an obligation and will remain the same for the life of such obligation. If the benchmark interest rate on a floating rate security changes, the rate payable will, in turn, change at the next scheduled adjustment date.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined.
Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset- backed security. However, most asset-backed securities involve consumer or commercial debts with weighted average lives of ten years or less. Asset-backed securities may have a higher level of default and lower recoveries than mortgage-backed securities. Some tranches of asset-backed securities have substantial amounts of credit enhancement in order to seek to help mitigate or minimize the risk of principal or interest loss as a result of normalized levels of defaults and recoveries, which may increase their overall credit rating. Asset-backed securities may have a higher level of default and lower recoveries than mortgage-backed securities. Asset-backed securities may take the form of commercial paper or notes, in addition to pass- through certificates or asset-backed bonds.

Collateralized Loan Obligations (“CLOs”) are a type of asset-backed security. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

Mortgage-Backed Securities. Mortgage-Backed Securities generally represent interests in pools of mortgages on residential or commercial property. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages. Mortgage-backed securities tend to pay higher yields to compensate for prepayment risk.

Collateralized mortgage obligations (“CMOs”) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class. In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Residential mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on residential real property. Residential mortgages may be issued and guaranteed by the U.S. Government or its agencies, some of which do not have an explicit U.S. Government guarantee, or by private issuers. Residential mortgages issued or guaranteed by private issuers typically have more credit risk than those issued or guaranteed by the U.S. Government or its agencies. Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying residential mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of residential mortgage-backed securities with lower yields. As a result, increases in prepayments of residential mortgage-backed securities purchased at a premium, or decreases in prepayments of residential mortgage-backed securities purchased at a discount, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of residential mortgage- backed securities more volatile than most other types of fixed income securities with comparable credit risks.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. In addition to prepayment and extension risk, commercial mortgage-backed securities also reflect the risks of investing in the real estate securing the underlying mortgage loans including, the effects of local and other economic conditions on real estate markets, the ability of the property owner to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Municipal Securities. Municipal Securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax-exempt securities are generally classified by their source of payment. The Fund’s investments in municipal securities may include tax anticipation notes, bond anticipation notes, revenue anticipation notes and general obligation bonds. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, tax anticipation notes are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. Revenue anticipation notes are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. Bond anticipation notes are securities issued by municipalities to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the bond anticipation notes.

For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Project Notes. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Unrated Debt Securities. The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Bank Loans. The Fund may invest in bank loans of any seniority. Investing in bank loans involves risks that are additional to and different from those relating to bonds and other types of debt securities.

There is less publicly available, reliable information about most bank loans than is the case for many other types of debt instruments. In certain circumstances, these loans may not be deemed to be securities and bank loans are not subject to many of the rules governing the securities markets, including disclosure requirements. As a result, bank loan investors may not have the protection of the anti-fraud provision of the federal securities laws, and must rely instead on the contractual provisions in the loan agreement and applicable common-law fraud protections. Traditionally, borrowers under bank loans make non-public information available to their lenders. However, as the universe of bank loan market participants has expanded beyond traditional lenders to include dealers, funds, and other investors who are active in the public securities markets, some participants choose not to receive such non-public information and make investment decisions based solely on public information about the borrower. If the Fund purchases a bank loan and elects not to receive non-public information with respect to the loan, it may forego information that would be relevant to its investment decisions.

An economic downturn generally leads to a higher non-payment rate for bank loans, and a loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. No active trading market may exist for certain loans, which may impair the ability of a fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans. Adverse market conditions may impair the liquidity of some actively traded loans. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity and wide bid/ask spreads, which may result in limited liquidity and pricing transparency. In addition, loans may be subject to restrictions on sales or assignment and generally are subject to extended settlement periods that may be longer than seven days.

The Fund may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

The Fund may invest in second-lien loans, which are subordinated to claims of senior secured creditors. Because second-lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are typically lower rated and subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second-lien loans generally have greater price volatility than senior loans and may be less liquid.

U.S. Government Obligations
The Fund may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations
The Fund may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some, such as those of the Export- Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Cash Investments
The Fund may invest in high-quality, short-term debt securities and money market instruments (“Cash Investments”) for (i) temporary defensive purposes in amounts up to 100% of the Fund’s assets in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Cash Investments include shares of other mutual funds, certificates of deposit, bankers’ acceptances, time deposits, savings association obligations, commercial paper, short-term notes (including discount notes), and other obligations.

The Fund may hold a substantial position in Cash Investments for long periods of time, which may result in the Fund not achieving its investment objective. If the market advances during periods when the Fund is holding a large Cash Investment, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Fund uses a money market fund for its Cash Investment, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Cash Investments are subject to credit risk and interest rate risk, although to a lesser extent than longer-term debt securities, due to Cash Investments’ short-term, significant liquidity, and typical high credit quality.

The Fund may invest in any of the following Cash Investments:

Money Market Mutual Funds. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

To the extent that the Fund invests in money market mutual funds, your cost of investing in the Fund will generally be higher since you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, investing in money market mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time deposits or other interest- bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the
U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper, short-term notes, and other corporate obligations. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime- 1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P, “A” or higher by Moody’s, similarly rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

Borrowing
The Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks. In addition, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Foreign Investments and Currencies
The Fund may invest in securities of foreign issuers whether or not they are traded in the United States or U.S. dollar denominated, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below). Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self- sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Adviser expects that many foreign securities in which the Fund may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s investments in foreign securities may be less liquid and more volatile than investments in U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those foreign countries.

Taxes. The interest and dividends payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.

Investment Companies
The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption, or if such fees are paid the Fund’s investment adviser waives its management fee in an amount necessary to offset the amounts paid. With respect to other investments in investment companies, the 1940 Act generally limits the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Fund may invest in other investment companies in excess of the limits described above in reliance on certain exemptions provided in the rules adopted by the SEC under the 1940 Act or in reliance on an order issued by the SEC.

Investments by the Fund in other investment companies will be subject to the limitations of the 1940 Act (including limitations on sales charges), and the rules and regulations thereunder. By investing in securities of an investment company, the Fund’s shareholders will indirectly bear the fees and expenses of that underlying fund in addition to the Fund’s own fees and expenses.

Open-End Mutual Funds. Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the funds invest. The NAV per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. When the Fund invests in shares of an open- end fund, shareholders of the Fund bear their proportionate share of the open-end funds’ fees and expenses, as well as their share of the Fund’s fees and expenses.

Exchange-Traded Funds. Exchange-Traded Funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

If the Fund invests in shares of an ETF, shareholders will indirectly bear fees and expenses charged by the underlying ETF in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Options, Futures and Other Strategies
General. The Fund may use options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”), swaps, caps, floors, collars, structured or synthetic financial instruments, forward agreements, and other derivative securities (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic position, for certain tax-related purposes, to close out previously established derivatives such as options, forward and futures positions, to reduce volatility, to enhance income, and/or to gain market exposure. These can also be used as speculative instruments. In addition to the other limitations described herein, the Fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments, strategies and risks described below, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below.

Exclusion of Adviser from Commodity Pool Operator Definition. Investments in certain derivative instruments may subject the Fund to regulation as a commodity pool. To the extent the Fund invests in such derivative instruments, an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC will be claimed with respect to the Fund, and, therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Fund. In addition, the Adviser will rely upon an exemption from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Fund’s and the Adviser’s reliance on this exclusion and exemption, respectively, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the notice claiming an exclusion from the definition of a CPO would be withdrawn, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)Certain Financial Instruments may have a leveraging effect on the Fund. Adverse changes in the value of the underlying security, index, interest rate, currency or other measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks are also likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

(3)Certain Financial Instrument transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

(4)Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.

(5)As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sells a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter- party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(6)Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchasing options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover obligations under Financial Instruments could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. The Fund will only write call options on securities it holds in its portfolio (i.e., covered calls). By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option and receiving a premium, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate an obligation under a call option or put option that it has written by purchasing an identical call option or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Interest Rate Options. Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. The Fund may use interest rate options to hedge against anticipated and non-anticipated changes in interest rates on a portfolio wide basis or versus individual securities which may also have interest rate options embedded within the security.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month
U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund will only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sell a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action.

New and developing regulation may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, any new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Interest Rate Floors, Caps, and Collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Repurchase Agreements
The Fund may enter into repurchase agreements. Under such agreements, the Fund agrees to purchase U.S. government obligations from a counterparty and the counterparty agrees to repurchase the securities at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities including such repurchase agreements. To the extent necessary to facilitate compliance with Section 12(d)(3) of the 1940 Act and Rule 12d3-1 promulgated thereunder, the Fund will ensure that repurchase agreements will be collateralized fully to the extent required by Rule 5b-3.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. government obligations that are subject to the repurchase agreement. It is not clear whether a court would consider the U.S. government obligations to be acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government obligations before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the underlying U.S. government obligations. Delays may involve loss of interest or a decline in price of the U.S. government obligations. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. government obligations, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the U.S. government obligations. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Adviser, the market value of which is equal to at least 100% of the repurchase price, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. government obligations subject to the repurchase agreement become less than the repurchase price (including interest), the Fund will direct the seller of the U.S. government obligations to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

Fundamental and Non-Fundamental Investment Limitations
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.Issue senior securities, borrow money or pledge its assets, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued;

2.Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);

3.Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities or other instruments (except that the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest, deal or otherwise engage in real estate or interests therein, including REITs);

4.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, other than to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund (except that the Fund may engage in transactions involving futures contracts and options thereon or invest in securities that are secured by physical commodities);

5.Make personal loans or loans of its assets to persons who control or are under common control with the Fund, other than to the extent permitted by 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities, loans or loan participations consistent with the investment policies of the Fund); or

6.Invest 25% or more of the Fund’s total assets in any particular industry or group of industries. The foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements thereon, or tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Percentage Limitations
The Fund’s compliance with its investment policies and limitations on certain investment percentages will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing for leverage or investing in illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations on certain investment percentages. To the extent that market value fluctuations cause illiquid securities held by the Fund to exceed 15% of its net assets, the Fund will take steps to bring the aggregate amount of illiquid securities back within the prescribed limitations as soon as reasonably practical. Generally, this requirement does not obligate the Fund to liquidate a position where the Fund would incur a loss on the sale. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. With respect to borrowing, if at any time the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

Management of the Fund
Board of Trustees
The management and affairs of the Fund are overseen by the Board. The Board consists of four individuals. The Trustees’ activities are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

The Role of the Board of Trustees
The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Fund is the responsibility of various service providers to the Fund, such as the Adviser, Distributor, Administrator, Custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all material agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Trustees, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the

“Independent Trustees”) and one who is an “interested person” of the Trust (the “Interested Trustee”). The Board has established two standing committees, an Audit Committee and a Nominating and Governance Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating and Governance Committee are comprised entirely of Independent Trustees.

Francis J. Leto serves as Chairman of the Board and is an “interested person” of the Trust as defined in the 1940 Act. The Independent Trustees have appointed Barbara A. Nugent as lead Independent Trustee, who coordinates activities of the Independent Trustees, acts as a liaison with the Adviser and the Trust’s officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as chair during executive sessions of the Independent Trustees.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating and Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board because of such Trustee’s experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its control, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. In addition, the Board believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, appropriate elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Oversight of Risk Management
As part of its oversight function, the Board receives reports from management and other personnel, including personnel of the Trust’s service providers, for potential risk management issues. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO will regularly report to the Board during Board Meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks. In addition, the Audit Committee meets with the President, Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function.

Trustees and Officers
The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Trustees

Name, Address* and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Independent Trustees

Name, Address* and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
George M. Chamberlain, Jr. Age: 72	Trustee	Indefinite Term; Since 2017	1	Principal, GMC Consulting (Corporate consulting) (1999 to present); Vice President and General Counsel, SCM Advantage LLC (Supply chain consulting) (2009 to 2016).	Trapp Family Lodge Housing Cooperative (2008 to present); The Vantagepoint Funds (2012 to 2016); Alzheimer’s Association, Delaware Valley Chapter (2016 to 2018).
H. Richard Haverstick, Jr. Age: 67	Trustee	Indefinite Term; Since 2017	1	Accounting and Auditing Consultant (2015 to 2016); Partner, EY (Accounting and business management consulting) (1987 to 2013).	Thomas Jefferson University and Jefferson Health (2013 to present); Brandywine Realty Trust (2016 to present); Actua Corporation (venture capital firm) (2016 to 2018).
Barbara A. Nugent Age: 63	Lead Independent Trustee	Indefinite Term; Since 2017	1	President, True North Board Governance, LLC (Corporate consulting) (2014 to present); Partner, Stradley Ronon Stevens & Young, LLP (Law firm) (1999 to 2013).	Brighthouse Funds Trust I (45 Portfolios) and Trust II (29 Portfolios) (2014 to present).
Interested Trustee
Francis J. Leto*** Age: 59	Chairman, Trustee	Indefinite Term; Since 2017	1
President (2014 to present), Chief
Executive Officer (2015 to present), Chief Operating Officer (2014 to 2015), Executive Vice President and head of Wealth Management Division (2009 to 2014) and General Counsel (2012 to 2014), Bryn Mawr Bank Corporation.
					None.

*    Each Trustee may be contacted by writing to the Trustees of BMT Investment Funds, 801 Lancaster Ave. Bryn Mawr, PA 19010.
**    Each Trustee serves until his or her successor is duly elected or appointed and qualified.
***    Mr. Leto is considered an “interested person” of the Trust because of his relationship with the Adviser.

Officers

Name, Address* and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past Five Years
Jennifer Dempsey Fox Age: 48	President and Principal Executive Officer	Indefinite Term; Since 2018
President, Bryn Mawr Trust Company Wealth Management Division (2017 to present) and President, BMT Investment Advisers (since January 2018); Executive Vice President and Chief Wealth Strategist, PNC Asset Management Group (2011 to 2017).

Lori Buchanan Goldman Age:39	Secretary	Indefinite Term; Since 2017	Senior Vice President, General Counsel and Corporate Secretary, Bryn Mawr Bank Corporation (2015 to present); Attorney, Stradley Ronon Stevens & Young, LLP (2007 to 2015).
Dave Lebisky Age: 47	Chief Compliance Officer and Chief Anti-Money Laundering Officer	Indefinite Term; Since 2017
President, Lebisky Compliance Consulting LLC (2015 to present); Consultant, Duff & Phelps Compliance Consulting (2016 to present); Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (2015 to 2018); Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

Marc Jenkins Age: 48	Treasurer and Principal Financial Officer	Indefinite Term; Since 2019
Senior Vice President & Chief Financial Officer, Bryn Mawr Trust Wealth Management Division (2018 to Present); Regional Finance Manager, Wells Fargo Company (2003 to 2018); Senior Vice President & Regional Investment Manager Wells Fargo Company (2014 to 2018); Senior Vice President & Regional Finance Manager, Wells Fargo Company (2009 to 2013).

Stephen M. Wellman Age: 57	Assistant Secretary	Indefinite Term; Since 2018
Senior Vice President & Chief Operating Officer, Bryn Mawr Trust Company Wealth Management Division (2016 to present); Senior Vice President, Cipperman Compliance Services (2015 to 2016); Senior Vice President, Chief Operating Officer, Echo Point Investment Management (2010 to 2014).

* The address for each officer is 801 Lancaster Ave. Bryn Mawr, PA 19010.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.

Mr. Leto has substantial experience as a board member and executive in the banking and wealth management industries. He also has experience as an attorney handling corporate and real estate transactions.

Mr. Chamberlain has experience as a director and officer for other mutual fund complexes, and has investment management, legal and executive experience having served as the General Counsel and corporate secretary for a major mutual fund group,

Chief Compliance Officer and General Counsel for a mutual fund administrator and General Counsel for an SEC registered investment adviser.

Mr. Haverstick has over 40 years of experience as a Certified Public Accountant which included auditing registered investment companies, financial institutions and other public company clients. Mr. Haverstick also has experience serving on audit committees of several public and non-profit companies.

Ms. Nugent practiced law for over 20 years, serving as fund, investment adviser and/or independent trustee counsel. In addition, Ms. Nugent has served in various management capacities in mutual fund transfer agency and fund administration. Ms. Nugent also has experience serving on boards of registered investment companies.

Trustee and Management Ownership of Fund Shares
The following table shows the dollar range of Fund shares and shares in all portfolios of the Trust beneficially owned by the Trustees as of the calendar year ended December 31, 2018.

Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Name
Independent Trustees
George M. Chamberlain, Jr.	$10,001 -$50,000
H. Richard Haverstick, Jr.	$50,001-$100,000
Barbara A. Nugent	$10,001-$50,000
Interested Trustee
Francis J. Leto	$50,001-$100,000

During the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000, (i) in the Adviser, the Distributor or any of their affiliates, or (ii) in any transaction or relationship in which any such entity, the Fund, any officer of the Fund, or any of their affiliates was a party.

Board Committees
Audit Committee. The Trust has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent registered public accounting firm concerning the scope of the audit and the auditor’s independence. The Audit Committee met twice during the fiscal year ended on May 31, 2019.
Nominating and Governance Committee. The Trust has a Nominating and Governance Committee, which is comprised of the Independent Trustees. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.
The Nominating and Governance Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Nominating and Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Bylaws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 120 days, and no more than 150 days, prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis. The Nominating and Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. The Nominating and Governance Committee met once during the fiscal year ended on May 31, 2019.

Trustee Compensation
The Independent Trustees receive an annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at meetings. Interested Trustees of the Trust do not receive any compensation for their service as a Trustee. The Trust’s CCO is compensated from the Fund for services provided as CCO. The Trust does not offer pension or retirement benefits to its Trustees or officers. The following table sets forth the compensation received by the Independent Trustees for the fiscal year ending May 31, 2019:

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust
George M. Chamberlain, Jr.	$30,500	None	None	$30,500
H. Richard Haverstick, Jr.	$30,500	None	None	$30,500
Barbara A. Nugent	$33,000	None	None	$33,000
Francis J. Leto	None	None	None	None

Control Persons, Principal Shareholders and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of August 31, 2019, the following shareholders were considered to be either a control person or a principal shareholder of the share class indicated.

Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership (1)
The Bryn Mawr Trust Company FBO Draper & Co. 801 W Lancaster Ave. Bryn Mawr, PA 19010-3396	99.37%	N/A	N/A	Beneficial

As of August 31, 2019, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust.

Investment Adviser
Investment advisory services are provided to the Fund by BMT Investment Advisers, an SEC registered investment adviser (the “Adviser”), whose primary location is 1436 Lancaster Avenue, Berwyn, Pennsylvania, 19312, pursuant to an investment advisory agreement (the “Advisory Agreement”). Official notices should be sent to the Adviser at 801 Lancaster Avenue, Bryn Mawr, Pennsylvania, 19010.

Pursuant to the Advisory Agreement, the Adviser provides the Fund with investment research and advice and furnishes the Fund with an investment program consistent with the Fund’s investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions, and reports to the Board on the Fund’s investments and performance. The Adviser is solely responsible for making investment decisions on behalf of the Fund. The Board will have sole responsibility for selecting, evaluating the performance of, and replacing as necessary any of the service providers to the Fund, including the Adviser.

The Adviser is a wholly-owned subsidiary of Bryn Mawr Bank Corporation.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the Fund’s shareholders; or (ii) by a vote of a majority of the Board. The Advisory Agreement is also terminable without penalty by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any loss or damage arising from any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment or security, or otherwise, except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties and obligations thereunder.

In consideration of the investment advisory services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a monthly management fee that is calculated at the annual rate of 0.65% of the Fund’s average daily net assets. However, the Adviser may voluntarily agree to reduce the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to reduce management fees and/or reimburse Fund expenses.

The Adviser was paid the following in advisory fees during the fiscal periods shown:

	Fiscal Year Ended May 31, 2019	Fiscal Period From August 15, 2017 Through May 31, 2018
Advisory Fees Accrued	$1,197,356	$726,380
Advisory Fees Waived	$0	$(254,830)
Advisory Fees Recouped	$23,871	$0
Net Advisory Fees Paid	$1,221,227	$471,550

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an Expense Limitation Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs and extraordinary and non-routine expenses) do not exceed 1.00% of the Fund’s average daily net assets. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three years following the time at which such expense reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement occurred and at the time of the recoupment. The Expense Limitation Agreement will be in effect and cannot be terminated through at least September 30, 2020.

Portfolio Managers
As disclosed in the Prospectus, Andrew Keefer and Ernest Cecilia are the portfolio managers for the Fund (each a “Portfolio Manager”).The portfolio managers are supported by an experienced team of analysts whose primary responsibilities are to provide market research and risk analysis on the equity securities in the Fund, or equity securities that may be considered for the Fund. Ernest Cecilia will be retiring effective December 31, 2019. After his retirement, the Fund will continue to be managed by Andrew Keefer, who will continue to be supported by an experienced team of analysts.

The following table provides information regarding other accounts, excluding the Fund, managed by the Portfolio Managers as of May 31, 2019:

Name of Manager	Account Category	# of Accounts	Total Assets of Accounts (millions)	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (millions)
Andrew Keefer	Registered Investment Companies	-	-	-	-
	Other Pooled Investment Vehicles	-	-	-	-
	Other Accounts	388	$591	-	-
Ernest Cecilia	Registered Investment Companies	-	-	-	-
	Other Pooled Investment Vehicles	-	-	-	-
	Other Accounts	193	$372	-	-

Potential Conflicts of Interest
Conflicts of interest may arise because the portfolio managers will be carrying on substantial investment activities for other clients in which the Fund will have no interest. The Adviser and/or the investment personnel may have financial incentives to favor certain of such accounts over the Fund. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. A potential for conflict exists to intentionally or unintentionally treat one account more favorably than another.

Situations may occur in which the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, thereby limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. The Adviser and/or investment personnel may also have an incentive to make investments in the Fund, having the effect of increasing the value of a security in the same issuer held by another client account, which in turn may result in an incentive fee being paid to the Adviser by that other client account.

In instances where the Adviser exercises sole investment discretion (Discretionary Account), the Adviser may invest client assets in the Fund. To the extent that Discretionary Account assets are invested in the Fund, they will be subject to the fees and expenses of the Fund, as set forth in the prospectus. To avoid the duplication of fees, the Adviser will refund the full amount of the Fund’s expense ratio applicable to assets invested in the Fund on a monthly basis. Additionally, a client's assets that are invested in the Fund will be aggregated with such client's other Bryn Mawr Trust Company Wealth Management Division assets for purposes of account-level fee calculations. This aggregation ensures that current fee breakpoints will continue to apply at higher asset levels.

Compensation
The Portfolio Managers are compensated with a base salary which may be increased on an annual basis based on performance. The Portfolio Managers are also eligible for a bonus based on performance and new business generated for the Adviser or its affiliates. In addition, Portfolio Managers are eligible to participate in a restricted stock program that awards shares of Bryn Mawr Bank Corporation, a parent company of the Adviser.

Portfolio Managers Ownership in the Fund
The following indicates the dollar range of Fund shares beneficially owned by the Portfolio Managers as of May 31, 2019:

Market Value of Shares (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
Andrew Keefer	$10,001-$50,000
Ernest Cecilia	$10,001-$50,000

Service Providers
Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202 acts as the Fund’s administrator pursuant to an administration agreement (the “Administration Agreement”) with the Trust. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the investment management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, Fund Services receives from the Fund a fee computed daily and payable monthly based on the Fund’s average net assets, subject to an annual minimum fee. Fund Services also acts as Fund Accountant, Transfer Agent and dividend disbursing agent under separate agreements with the Trust.

The Fund paid the following amounts in fund administration and fund accounting fees to Fund Services during the fiscal periods ended May 31:

2019	2018(1)
$208,428	$135,972
(1) The Fund's inception date was August 15, 2017.

Custodian
Pursuant to a custody agreement between the Trust and the Fund, U.S. Bank, N.A., an affiliate of Fund Services, serves as the custodian of the Fund’s assets (the “Custodian”). For its services, the Custodian receives a monthly fee based on a percentage of the Fund’s assets, in addition to certain transaction based fees, and is reimbursed for out-of-pocket expenses. The Custodian’s address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Legal Counsel
Stradley Ronon Stevens & Young, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania, 19103 serves as counsel to the Fund.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, located at 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Distribution of Fund Shares
The Distributor
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares on a best efforts basis. The offering of the Fund’s shares is continuous. The Distributor, Administrator and Custodian are affiliated companies. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board , including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

Dealer Compensation
From time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their own resources for marketing, promotional, or related services provided by dealers and other financial intermediaries. The amounts of these payments are determined by the Adviser. These types of payments are often referred to as “revenue sharing payments.” The recipients of such payments may include broker-dealers or other intermediaries. In some circumstances, such payments may create an incentive for an intermediary or its associated persons to recommend or sell shares of the Fund to you instead of shares of funds offered by competing fund families. The Adviser does not seek reimbursement by the Fund for such payments. As of the date of this SAI, the Adviser has entered into certain arrangements to make Fund shares available through platforms maintained by intermediaries and the Adviser pays those intermediaries for related services. The Adviser and/or its affiliates may enter into other similar arrangements in the future.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities on an exchange are affected through brokers that charge a commission while purchases and sales of securities in the over-the- counter market will generally be executed directly with the primary “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction. Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party, such as its customer). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price. The price of over-the-counter securities usually includes an undisclosed commission or markup.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors available, will be considered in making these determinations. Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services incidental to execution services. Research and statistical information may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser considers research information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of Bryn Mawr Trust Company Wealth Management Division's other client accounts. While the Adviser does not have multiple client accounts, the Adviser does aggregate trades with other client accounts of the Bryn Mawr Trust Company Wealth Management Division. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

The Fund paid the following in brokerage commissions during the fiscal periods ended May 31:

2019	2018(1)
$30,274	$112,852
(1) The Fund's inception date was August 15, 2017.

The table set forth below shows the Fund’s total commissions paid for research services, along with the principal value of the transactions, by the Fund for the fiscal year ended May 31, 2019:

Commissions	Principal Value
$14,456	$31,777,928

SECURITIES OF REGULAR BROKER-DEALERS
From time to time the Fund may acquire and hold securities issued by its “regular broker-dealers” or the parents of those broker-dealers. For this purpose, regular broker-dealers means the 10 broker-dealers that: (1) received the greatest amount of brokerage commissions form the Fund during its last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transaction of the Fund during its last fiscal year; or (3) sold the largest amount of the Fund’s shares during its last fiscal year.

As of May 31, 2019, the Fund owned securities of a regular broker-dealer as shown below:

Name of Broker-Dealer	Value of Securities Owned
JP Morgan Chase	$4,021,712

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations or redemption requests warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%). To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred and may result in a greater number of taxable transactions.

The following table shows the Fund’s portfolio turnover rate during the most recent fiscal periods ended May 31:

2019	2018(1)
6.24%	8.29%
(1) The Fund's inception date was August 15, 2017.

Code of Ethics
The Trust and Adviser have each adopted codes of ethics under Rule 17j-1 of the 1940 Act. Each such code of ethics permits, subject to certain conditions, personnel of the Trust and Adviser to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures
The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of the Adviser’s investment advisory services, subject to the supervision and oversight of the Board. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free, (800) SEC-0330 or by accessing the SEC’s website at www.sec.gov.

The Adviser’s Proxy Voting Policies and Procedures
The Adviser will vote proxies on behalf of the Fund in a manner that it believes is consistent with the best interests of the Fund and its shareholders. Absent special circumstances, all proxies will be voted consistent with guidelines established and described in the Adviser’s Proxy Voting Policies and Procedures. A summary of the Adviser’s Proxy Voting Policies and Procedures is as follows:

Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how the Adviser addressed any such circumstance or conflict shall be maintained by the Adviser), it is the Adviser’s general policy to vote proxies consistent with the recommendation of the Glass Lewis Trust Bank guidelines for each issuer. The Adviser shall monitor corporate actions of individual issuers and investment companies consistent with the Adviser’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, the Adviser may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), the Adviser may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. The Adviser shall maintain records pertaining to its proxy voting.

Information about how the Fund voted proxies relating to portfolio securities during the most recent twelve- month period ended June 30 may be obtained (1) without charge, upon request, by calling 1-866-BMT-4701 and (2) on the SEC’s website at http://www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. David C. Lebisky has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Portfolio Holdings Policies are applicable to service providers of the Fund, including the Adviser.

Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser or any other affiliated person of the Fund. After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board also authorized the Adviser’s chief compliance officer, subject to supervision by the CCO, to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the Fund’s shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Fund and its service providers by the CCO, (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q, or any successor form. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In the event of a conflict between the interests of the Fund and its shareholders and the interests of the Adviser or an affiliated person of the Adviser with respect to any such disclosure of portfolio holdings information, under the Portfolio Holdings Policies, the chief compliance officer of the Adviser shall make a determination in the best interests of the Fund and its shareholders.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; the Adviser; the Fund’s Accountant; the Custodian; the Transfer Agent; the Fund’s independent registered public accounting firm; counsel to the Fund or the Board (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); lending agents; and regulatory authorities. Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties in accordance with the Portfolio Holdings Policies, when (1) such disclosure serves a legitimate business reason, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings, and (3) such information does not constitute material nonpublic information. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website. Such portfolio holdings disclosure must be approved under the Portfolio Holdings Policies by the Trust’s CCO.

In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined by the Fund Accountant as of the close of the regular trading session on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of the Fund is computed by determining the “Net Assets” of the Fund and dividing by the total number of shares outstanding at such time. The Net Assets of the Fund are calculated by taking the value of all assets, less liabilities, held by the Fund.

Net Assets	=	Net Asset Value
Shares Outstanding

The Fund’s assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Trust’s valuation procedures. When market prices are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. If no sale is reported, the security is valued at the mean between the last available bid and asked price.

Portfolio securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Fixed income securities are valued at the mean of the bid and asked prices as determined by an independent pricing service, taking into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant.

Exchange traded options are generally valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Futures contracts are valued at the last reported sale price on the exchange on which they are traded.

Redeemable securities issued by investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. Rights and warrants are valued at the last reported sale price at Valuation Time on the exchange on which they are traded.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Purchase and Redemption of Fund Shares
Purchase of Shares
Shares of the Fund are sold in a continuous offering and may be purchased from the Fund on any business that the NYSE is open for business. The Fund may also authorize one or more financial intermediaries to accept purchase orders (an “Authorized Intermediary”). Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order.

Orders received by the Fund or an Authorized Intermediary by the close of trading on the NYSE (generally 4:00 p.m., Eastern time) on a business day will be processed at the applicable price determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be processed based on the next determined NAV.

Orders received by financial intermediaries that are not Authorized Intermediaries, will be processed at the applicable price next calculated after the Transfer Agent receives the order from the financial intermediary.

Purchases In-Kind
Shares of the Fund may be purchased “in kind,” subject to the approval of the Adviser and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies. For further information about this form of payment, contact the Fund at 1-866-BMT-4701. In an in-kind purchase, investors transfer securities to the Fund in exchange for Fund shares. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided to the Fund concerning certain tax matters relating to the securities. An investor transferring securities for shares may recognize a gain or loss, for federal income tax purposes, on an in-kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Purchase Requests Must be Received in Good Order
“Good order” means that your purchase request includes:

•	The name of the Fund you are investing in;

•	The dollar amount of shares to be purchased;

•	Your Account Application or investment stub; and

•	A check payable to the name of the Fund or a wire transfer received by the Fund.

Shares of the Fund have not been registered and are not offered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust both conclude that such sale is appropriate and is not in contravention of United States law.

Redemption of Shares
In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV. It is the financial intermediary’s responsibility to transmit orders timely to the Fund.

Redemption Requests Must be Received in Good Order
Your share price will be based on the next NAV per share calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. A redemption request will be deemed in “good order” if it includes:

•	The shareholder’s name;

•	The name of the Fund;

•	The account number;

•	The share or dollar amount to be redeemed;

•	Signatures by all shareholders on the account (with signature(s) guaranteed, if applicable).

Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees, from either a Medallion program member or a non-Medallion program member, can be obtained from banks and securities dealers, but not from a notary public.

The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption-in-Kind
Under normal circumstances, the Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Cancellations and Modifications
The Fund will not accept a request to cancel or modify a written transaction once processing has begun.

Tax Matters
The Fund, a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.

If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of its taxable income will be subject to federal income tax at the applicable corporate income tax rate (without any deduction for distributions to the Fund’s shareholders) and its income available for distribution will be reduced.

As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships (“QPTP”). A QPTP is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more QPTPs.

The Fund’s policy is to distribute to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes. If the Fund does not qualify as a RIC, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund. If the Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.

Net investment income generally consists of interest, dividends, and short-term capital gains, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund. As of May 31, 2019, the Fund had tax basis capital losses of $0. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

Distributions of net investment income are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by the Fund may consist of qualified dividends eligible for taxation at the rate applicable to long- term capital gains to the extent the Fund designates the amount distributed as a qualified dividend and the shareholder meets certain holding period requirements with respect to his or her Fund shares. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so designated to either individuals or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year. In view of the Fund’s investment policies, it is expected that part of the distributions by the Fund may be eligible for the qualified dividend income treatment for individual shareholders and the dividends-received deduction for corporate shareholders.

Any distributions to you in excess of the Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Net capital gains distributions are not eligible for the qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning after December 31, 2017.)

Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

A redemption of Fund shares may result in recognition of a taxable gain or loss and, if held as a capital asset, capital gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains received on those shares. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

The Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B the cost basis of shares purchased or acquired. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The Fund will calculate cost basis using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds currently at a rate set under Section 3406 of the Code for U.S. residents.

Gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate, currently 30% on U.S. source income. This withholding rate may be lower under the terms of a tax convention.

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations to a particular investor. You are urged to consult your own tax adviser.

Dividends and Distributions
The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of principal (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be automatically reinvested in additional common shares, unless the shareholder specifically has indicated otherwise. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Financial Statements

The Fund’s annual report to shareholders for the fiscal year ended May 31, 2019 is a separate document, and the financial statements, accompanying notes, and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.